SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Property Plant And Equipment Estimated Useful Lives [Table Text Block]
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%

Computers and peripheral equipment	33
Office furniture and equipment	6 - 20 (mainly 15)
Leasehold improvements	Over the shorter of the term of the lease or the useful life of the asset

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
The weighted-average estimated fair value of employee stock options granted during the years ended December 31, 2012, 2013 and 2014, was $1.35, $3.00 and $2.97 per share, respectively, using the Black-Scholes option pricing formula. Fair values were estimated using the following weighted-average assumptions (annualized percentages):

	Year ended December 31,
	2012	2013	2014

Dividend yield	0%	0%	0%
Expected volatility	56.6%-61.5%	58.9%-61.9%	54.8%-59.4%
Risk-free interest	0.54%-1.04%	0.63%-1.78%	1.48%-1.86%
Expected life	4.79-5.70 years	4.72-5.67 years	4.74-5.43 years
Forfeiture rate	5.5%	4.0%	4.0%

Schedule Of Equity Based Compensation Expenses [Table Text Block]
The total equity-based compensation expenses relating to all of the Company's equity-based awards recognized for the years ended December 31, 2012, 2013 and 2014 were included in items of the consolidated statements of operations as follows:

	Year ended December 31,
	2012	2013	2014

Cost of revenues	$61	$62	$89
Research and development expenses, net	430	408	585
Selling and marketing expenses	437	625	1,105
General and administrative expenses	601	606	767

Total equity-based compensation expenses	$1,529	$1,701	$2,546